LEASES	12 Months Ended
Dec. 31, 2011
LEASES [Abstract]
LEASES
10.	LEASES

As of December 31, 2011, the Company leased in 35 vessels on long-term time charters and bareboat charters from third parties and related parties.  Three of these long-term charters and bareboat charters are classified as operating leases and 32 as capital leases. In addition, a further four vessels are leased on short-term fixed rate charters, which are classified as operating leases. The Company's long-term capital leases with Ship Finance and special purpose lessor entities are disclosed in Note 17.

Rental expense
Charter hire payments to third parties for certain contracted-in vessels are accounted for as operating leases. The Company is also committed to make rental payments under operating leases for office premises. The future minimum rental payments under the Company's non-cancellable operating leases are as follows:

(in thousands of $)
Year ending December 31,
2012	30,770
2013	5,946
2014	1,607
2015	1,422
2016	-
Thereafter	-
Total minimum lease payments	39,745

Total rental expense for operating leases was $68.1 million, $136.8 million and $171.5 million for the years ended December 31, 2011, 2010 and 2009, respectively.

In January 2011, the Company sold the VLCC Front Shanghai and chartered the vessel, which was renamed the Gulf Eyadah, in on a two year time charter at a rate of $35,000 a day. A gain of $13.8 million was recognized in 2011 and a gain of $7.9 million has been deferred and is being amortized over the remaining period of the charter. In March 2011, the VLCC Front Eagle, which had been classified as a vessel under a capital lease, was purchased and then sold to a third party with delivery in the second quarter of 2011. The Company chartered back this vessel, which was renamed the DHT Eagle, on a two year time charter at a rate of $32,500 per day. A gain of $7.5 million was recognized in 2011 and a gain of $9.5 million has been deferred and is being amortized over the remaining period of the charter. In December 2011, the time charter rate on the Hampstead was reduced with effect from January 1, 2012 from $37,750 to $27,050 until redelivery of the vessel in April 2012. Actual earnings of the Hampstead between $27,050 and $37,750 will be paid as profit sharing expense to the owner.

During 2011 and January 2012, the Company redelivered four vessels which had been chartered in under operating leases from special purpose lessor entities which were established and are owned by independent third parties who provide financing through debt and equity participation. Charterhire expenses for these operating leases were $33.1 million, $37.5 million and $6.0 million for the years ended December 31, 2011, 2010 and 2009, respectively

Rental income
The minimum future revenues to be received on time and bareboat charters which are accounted for as operating leases and other contractually committed income as of December 31, 2011 are as follows:

(in thousands of $)
2012	116,081
2013	65,316
2014	4,294
2015	-
2016	-
Thereafter	-
Total minimum lease payments	185,691

The cost and accumulated depreciation of the vessels leased to third parties as of December 31, 2011 were approximately $1,261.6 million and $542.7 million, respectively, and as of December 31, 2010 were approximately $1,814.3 million and $526.9 million, respectively. None of the vessels currently leased to third parties are leased in on operating leases by the Company.

As of December 31, 2011, the Company leased out 24 of its vessels to third parties on time and bareboat charters with initial periods ranging between four months and six years. 23 of those leases are classified as operating leases and one is classified as an investment in finance lease.